EXHIBIT 99A
[CITIZENS LOGO]
                                                        Citizens Utilities
                                                        3 High Ridge Park
                                                        Stamford, CT  06905
                                                        203.614.5600
FOR IMMEDIATE RELEASE                                   Web site:  www.czn.net
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         Citizens Utilities signs definitive agreements with U S WEST to purchase approximately 530,000 telephone access lines in nine states for $1.65 billion

STAMFORD, Conn., June 16, 1999 -- U S WEST Communications, Inc., a wholly owned subsidiary of U S WEST (NYSE: USW) and Citizens Utilities (NYSE: CZN, CZNPr) today announced that they have entered into a series of definitive agreements for Citizens to purchase local-exchange telephone properties serving approximately 530,000 telephone access lines -- representing about three percent of U S WEST's total -- in nine states for approximately $1.65 billion in cash.

Both companies described the transaction as a move that will enable each to provide better service and advanced products to customers in its core markets, achieve operating synergies and create both immediate and long-term value for shareholders. The transaction is part of U S WEST's previously announced strategic effort to sell a small percentage of its local-exchange properties in markets that may be of greater long-term strategic value to other telephone-service providers.

The transaction involves certain U S WEST local-exchange properties in Arizona, Colorado, Idaho, Iowa, Minnesota, Montana, Nebraska, North Dakota and Wyoming. The transaction does not include the sale of U S WEST Dex directories serving these properties. Approval of the sale is subject to review by federal and state regulatory agencies. The transfer of ownership, which will occur on a state-by-state basis, is expected to be completed in 2000.

"Our objective was to find a company with the financial and operational ability to provide high-quality telecommunications services - including the ability to provide the advanced services that customers are demanding," said Al Spies, executive vice president and chief financial officer, U S WEST. "Citizens certainly fits that profile. We are pleased to enter this transaction with a company that is able to provide excellent service to the customers in these areas. Citizens is an outstanding organization with a top-flight management team that offers quality opportunities for its employees."

"It will be a `win-win' for communications customers throughout our region," said Spies. "It will help U S WEST increase our investments in innovative technologies and services to better meet the needs of our customers." Spies noted that customers will win because Citizens can offer a full range of services, including long-distance -- which U S WEST is not allowed to provide today -- to meet customers' desire for one-stop shopping.

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Citizens' Chairman and Chief Executive Officer, Leonard Tow, said that Citizens'
strategy is to acquire and operate telecommunications businesses in small and medium-size cities and towns that are experiencing above-average economic and population growth.

"Opportunities of this size and quality are rare," stated Tow. "These properties are especially attractive to Citizens because they complement many of our existing operations as well as many of the properties that are a part of our May 27, 1999 agreement with GTE Corporation to acquire 187,000 telephone access lines." That agreement involves all of GTE's local exchange properties in Arizona and Minnesota and a portion of GTE's properties in California.

"Providing small and medium-size cities and towns in America with the most advanced technology, products and services is the key to superior growth in the telecommunications business for Citizens in the new millennium," Tow said.

"Citizens' quality balance sheet, the strong accretive cash flow that these assets will generate, and the staggered closings of this transaction provide us with exceptional flexibility to structure the acquisition financing in a form that will ensure that Citizens maintains strong credit ratings.

"We expect to temporarily fund the transaction with either our cash and investment balances or bank credit facilities. Permanent funding of these and previously announced access line purchases will come from the sale or other disposition of the company's public services properties.

"By realizing the hidden value of our public service properties and using the proceeds to expand our telecommunications footprint, we expect to be able to significantly grow our inventory of access lines while maintaining a strong investment grade balance sheet."

Citizens currently operates fully digital, local-exchange properties serving approximately one million access lines in 13 states. Upon completion of both the GTE and U S WEST transactions, Citizens will serve approximately 1.7 million access lines in 19 states. More information about Citizens can be found at www.czn.net.

U S WEST Dex, the directory and Internet advertising division for U S WEST, plans to continue publishing its print and on-line directories serving the local-exchange properties involved in this transaction. "Businesses that advertise in our Dex products will not be affected by this change," Spies said. "We are working with Citizens to ensure businesses and consumers will continue to receive the high-quality directories they have come to expect."

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



Lehman Brothers acted as U S WEST's financial advisor in connection with the sales.

U S WEST provides a full range of telecommunications services -- including wireline, wireless PCS, data networking, directory and information services -- to more than 25 million customers nationally and in 14 western and midwestern states. More information about U S WEST can be found on the Internet at www.uswest.com.

This document contains statements about expected future events and financial results that are forward-looking and subject to risks and uncertainties. For these statements, we claim the safe harbor for "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Factors that could cause actual results to differ from expectations include: (i) greater than anticipated competition from new entrants into the local exchange, intraLATA toll, wireless, data and directories markets, causing loss of customers and increased price; (ii) changes in demand for U S WEST's products and services, including optional custom calling features; (iii) higher than anticipated employee levels, capital expenditures and operating expenses (such as costs associated with interconnection and year 2000 remediation); (iv) the loss of significant customers; (v) pending and future state and federal regulatory changes affecting the telecommunications industry, including changes that could have an impact on the competitive environment in the local exchange market; (vi) a change in economic conditions in the various markets served by U S WEST's operations; (vii) higher than anticipated start-up costs associated with new business opportunities; (viii) delays in U S WEST's ability to begin offering interLATA long-distance services; (ix) consumer acceptance of broadband services, including telephony, data and wireless services; and (x) delays in the development of anticipated technologies, or the failure of such technologies to perform according to expectations. These cautionary statements by U S WEST should not be construed as exhaustive or as any admission regarding the adequacy of disclosures made by U S WEST. U S WEST cannot always predict or determine after the fact what factors would cause actual results to differ materially from those indicated by the forward-looking statements or other statements. In addition, readers are urged to consider statements that include the terms "believes," "belief," "expects," "plans," "objectives," "anticipates," "intends," or the like to be uncertain and forward-looking. All cautionary statements should be read as being applicable to all forward-looking statements wherever they appear. U S WEST does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

This document contains forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the statements. These and all forward-looking statements are only predictions or statements of current plans that are constantly under review by Citizens Utilities ("Citizens"). All forward-looking statements may differ from actual results because of, but not limited to, changes in the local and overall economy, changes in market conditions for debt and equity securities, the nature and pace of technological changes, the number and effectiveness of competitors in Citizens' markets, success in overall strategy, weather conditions, changes in legal or regulatory policy, changes in legislation, Citizens' ability to identify future markets and successfully expand existing ones and the mix of products and services offered in Citizens' target markets. These important factors should be considered in evaluating any statement contained herein and/or made by Citizens or on its behalf. The foregoing information should be read in conjunction with Citizens' filings with the U.S. Securities and Exchange Commission including, but not limited to, reports on Forms 10-K and 10-Q. Citizens does not intend to update or revise these forward-looking statements to reflect the occurrence of future events or circumstances.

                                       ###

Contact: Financial Community: Citizens Utilities Company Alan H. Oshiki, 203/614-5629 E-mail: aoshiki@czn.com or Media: At Citizens Utilities Company:
Brigid M. Smith; 203/614-5042 E-mail: bsmith@czn.com or At U S WEST: Emily Harrison, 303/896-8094 E-mail: egharri@uswest.com